UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 20, 2005

FORTRESS AMERICA ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-123504	20-2027651
_________________________________ (State or other jurisdiction of incorporation)	___________________ (Commission File Number)	_________________________ (I.R.S. Employer Identification No.)

3 Bethesda Metro Center, Suite 700, Bethesda, MD	20814
_____________________________ (Address of principal executive offices)	_______ (Zip Code)

Registrant’s telephone number, including area code:	(301) 961-1533

Not Applicable
_____________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 20, 2005, the initial public offering (“IPO”) of 7,000,000 units (“Units”) of Fortress America Acquisition Corporation (the “Company”) was consummated. Each unit consists of one share of common stock, $.0001 par value per share (“Common Stock”) and two warrants (“Warrants”), each Warrant to purchase one share of Common Stock. The Units were sold at an offering price of $6.00 per Unit, generating gross proceeds of $42,000,000. In connection with the IPO, the Company also issued an option to Sunrise Securities Corp., the representative of the underwriters in the IPO, for $100, to purchase up to a total of 700,000 Units, exercisable at $7.50 per unit. Audited financial statements as of July 20, 2005, reflecting receipt of the proceeds upon consummation of the IPO, have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release announcing the consummation of the IPO is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit 99.1	Audited Financial Statements

	Exhibit 99.2	Press release dated July 21, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS AMERICA ACQUISITION CORPORATION

Dated: July 21, 2005	By:	/s/ Harvey L. Weiss
Harvey L. Weiss, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Audited Financial Statements

99.2	Press release dated July 21, 2005